Accrued Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Interest including interest rate swaps	$ 27,554	$ 34,595
Payroll and benefits	40,020	44,167
Audit, legal and other general expenses	16,446	16,383
Voyage and vessel expenses	46,139	31,107
Income and other tax payable	2,638	1,289
Total accrued liabilities	$ 132,797	$ 127,541